Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                      PRINCIPAL AMOUNT
No. ----                                                        $
                                                                CUSIP:

                           WILLAMETTE INDUSTRIES, INC.
                           MEDIUM-TERM NOTE, SERIES C
                                  (FIXED RATE)

INTEREST RATE:                         ORIGINAL ISSUE DATE:

MATURITY DATE:                         INITIAL REDEMPTION DATE:

ADDENDUM ATTACHED:    |-| Yes  |-| No

OTHER PROVISIONS:


            If applicable as indicated above, (i) the Optional Redemption Price will initially be ------- percent of the principal amount of this Note to be redeemed declining at each anniversary of the Initial Redemption Date shown above by --------- percent of the principal amount to be redeemed until the Optional Redemption Price is 100 percent of such principal amount and (ii) this Note may be redeemed either in whole or from time to time in part except if the following box is marked, this Note may be redeemed in whole only |-|.

            WILLAMETTE INDUSTRIES, INC., an Oregon corporation (herein called the "Company," which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to

                                   CEDE & CO.
or registered assigns, the principal sum of DOLLARS on the Maturity Date shown above, and to pay interest thereon at the rate per annum shown above (computed on the basis of a 360-day year of twelve 30-day months) until the principal hereof is paid or made available for payment. The Company will pay interest semiannually on May 15 and November 15 commencing with the May 15 or November 15 immediately following the Original Issue Date shown above, and on the Maturity Date shown above. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from the Original Issue Date shown above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date and interest payable at Maturity shall be payable to the Person to whom the principal hereof is payable, except if the Original Issue Date of this Note is between a Regular Record Date and the Interest Payment Date relating to such Regular Record Date, or on an Interest Payment Date, the first interest payment on this Note will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of the series shown above may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal, premium (if any) and interest payable at Maturity of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the Corporate Trust Office of the Trustee in the Borough of Manhattan, the City of New York, New York, and will be made in immediately available funds if this Note is presented in time for the Trustee, as Paying
Agent, to make such payment in accordance with its normal procedures. Unless otherwise agreed between the Holder and the Company, payment of interest on this Note due on any other Interest Payment Date will be made in such coin or currency by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been manually executed by the Trustee or Authenticating Agent referred to in said Indenture, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                               [GRAPHIC OMITTED]

DATED:                                                               WILLAMETTE INDUSTRIES, INC.



                 CERTIFICATE OF AUTHENTICATION                       BY
THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED HEREIN
REFERRED TO IN THE WITHIN MENTIONED INDENTURE.                                                    PRESIDENT



THE CHASE MANHATTAN BANK
                    AS TRUSTEE                                       ATTEST:

                                                                                                 SECRETARY

BY

                    AUTHORIZED OFFICER

            This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of January 30, 1993 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the series of the Securities designated as the Medium-Term Notes of the series designated on the face hereof (herein called the "Notes"). The Notes may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary, all as provided in the Indenture.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed; subject, however, to the provisions for the discharge of the Company from its obligation under the Notes upon satisfaction of the conditions set forth in the Indenture.

            As provided in the  Indenture,  the Company may elect to defease and
(a) be discharged from all obligations in respect of the Notes (except for certain obligations to register the transfer or exchange of the Notes, to replace mutilated, destroyed, lost or stolen Notes, to maintain paying agencies and to hold moneys in trust) or (b) be released from its obligations with respect to the Notes under certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money and/or Government Obligations, which through the payment of interest thereon and principal thereof in accordance with their terms will provide money sufficient, without reinvestment, to pay the principal of, premium, if any, and interest on the Notes. The Indenture provides that such a trust may only be established if
(i) no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default with respect to the Notes shall have occurred and be continuing, (ii) the Company shall have delivered an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner, and at the same times as if such defeasance had not occurred, and (iii) certain other conditions are satisfied.

            This Note may be redeemed at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the first page hereof, and prior to the Maturity Date specified on the first page hereof, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holder of this Note at such Holder's address appearing in the Security Register, all as provided in the Indenture, at the Optional Redemption Prices, if any, specified on the first page hereof (expressed in percentages of the principal amount) together in each case, with accrued interest to the date fixed for redemption. As provided in the Indenture, if less than all of the Notes are to be redeemed, the Trustee shall select by such method as the Trustee shall deem fair and appropriate, from Notes that are subject to redemption pursuant to the terms thereof, the Note or Notes, or portion or portions thereof, to be redeemed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of, premium (if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations, of like tenor and for the same aggregate principal amount will be issued to the designated transferee or transferees.

            Notwithstanding the foregoing, if an Addendum is attached hereto or "Other Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other Provisions."

            The Notes are issuable only in fully registered form without coupons in denominations of $1,000 and any amount in excess thereof that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, at the option of the Holder, this Note may be exchanged for other Notes of any authorized denomination, of like tenor and of like aggregate principal amount, upon surrender of this Note.

            This Note is a Global Note and shall be exchangeable for Notes registered in the name of, and a transfer of this Global Note may be registered to, any Person other than the Depository for this Global Note or its nominee only if permitted by the Indenture.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            This Note shall be construed in accordance with the laws of the state of New York.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto (Please insert social security or other identifying number of assignee)
-------------
[------------]------------------------------------------------------------------

--------------------------------------------------------------------------------
  (Please print or typewrite name and address, including zip code of assignee)

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------------------------attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.



Dated:
                                        ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.